Red Robin Gourmet Burgers ICR ConferenceJanuary 2021

Forward-Looking Statements Forward-looking statements in this presentation regarding the Company’s future performance, strategic plan and initiatives, sales, Donatos® rollout and timing, related spend, related revenue and margin growth and timing, ability to annualize savings from menu, operational, and labor improvements, loyalty program revenue growth opportunity, capital allocation strategy, liquidity, restaurant and enterprise level margin improvement and timing thereof, and all other statements that are not historical facts, are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by us to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as “should,” “will,” “expect,” “complete,” “continue,” “trajectory,” “increase,” “planned,” “improving,” “development,” “expanding,” “growth,” “potential,” ”preliminary,” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, we undertake no obligation to update such statements to reflect events or circumstances arising after such date, and we caution investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors, including but not limited to the following: the rapidly evolving nature of the COVID-19 pandemic and related containment measures, including the potential for a complete shutdown of Company restaurants; the extent of the impact of the COVID-19 pandemic or any other epidemic, disease outbreak, or public health emergency, including the duration, spread, severity, and recurrence of the COVID-19 pandemic; the duration and scope of COVID-19 related government orders and restrictions, including in California where a substantial number of our restaurants are located; economic, public health, and political conditions that impact consumer confidence and spending, including the impact of COVID-19; the effect of the COVID-19 pandemic on labor, staffing, and changes in unemployment rate; the ability to achieve significant cost savings; the Company's ability to defer lease or contract payments or otherwise obtain concessions from landlords, vendors, and other parties in light of the impact of the COVID-19 pandemic; the economic health of the Company's landlords and other tenants in retail centers in which its restaurants are located, suppliers, licensees, vendors, and other third parties providing goods or services to the Company; the Company's ability to continue to implement our seating expansion plans and the timing thereof, including factors that are under control of government agencies, landlords, and other third parties; adverse weather conditions in regions in which the Company’s restaurants are located and the timing thereof; the impact of political protests and curfews imposed by state and local governments; the effect of COVID-19 on our supply chain and the cost, availability, and timing of obtaining key products, distribution, labor, and energy; the effectiveness of the Company's marketing and menu strategies and promotions; the effectiveness of the Company's strategic initiatives including service model, digital platforms and technology solutions, and sales building initiatives; the cost and availability of capital or credit facility borrowings; the adequacy of cash flows or available debt resources to fund operations; and other risk factors described from time to time in the Company's Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) filed with the U.S. Securities and Exchange Commission. PAGE 2

Our Shareholder Value Proposition • Differentiated casual dining brand with loyal Guest base • Robust ongoing target audience that represents a significant portion of current sales with future growth potential • Transformation strategy in process with proven growth catalysts and financial returns • Improved enterprise business model recently established • Operational performance at a peak with record Guest satisfaction scores PAGE 3

We Have a Continued Focus on our Transformation Strategy Communicated in 2020 PAGE 4 To Deliver Long-Term Value Creation For Shareholders RECAPTURE OUR SOUL DELIVER THE BRAND PROMISE TELL OUR STORY ACCELERATE PROFITABLE GROWTH • Memorable moments of connection • Popular favorites (burgers, fries, pizza, beer) • Playful atmosphere • Engaging service that offers the Gift of Time • TGX execution • Menu evolution • Technology • Growth of off-premise • Staffing, retention and GM tenure in restaurants • To Guests: Memorable moments connecting family, friends, and fun • Donatos® expansion • Off-Premise: to-go, 3rd party, last mile, and catering • Product innovation • Red Robin Royalty • Portfolio Optimization

PAGE 5 Our Accomplishments in 2020 Include the Following: • Red Robin entered the year with strong business momentum, and positive comparable restaurant revenue of 3.7% pre-COVID • Despite the pandemic, we made significant progress on our Transformation strategy: Transformation Achievements Recapture our Soul Deliver the Brand Promise Tell Our Story Accelerate Profitable Growth Significantly grew off-premise sales, which more than doubled over the prior year ✓ ✓ Continued Donatos® roll-out, now in 79 restaurants, a proven growth catalyst driving approximately $45 thousand per restaurant in incremental gross margin by the second year ✓ Implemented our Total Guest Experience ("TGX") hospitality model, resulting in highest ever Guest Satisfaction Scores ✓ ✓ ✓ Increased website traffic by approximately 20%, and achieved best ever loyalty email engagement through enhanced segmentation and targeting ✓ ✓ ✓

PAGE 6 Our Accomplishments in 2020 Include the Following: • Confident in our ability to emerge with a more robust business model, given our enduring brand promise, compelling value proposition and commitment to best-in-class operations Transformation Achievements Recapture our Soul Deliver the Brand Promise Tell Our Story Accelerate Profitable Growth Structurally improved restaurant and enterprise level margin for the long-term compared to 2019: • Reduced our menu by over 1/3, improving operational execution and resulting in over $2 million in annual savings ✓ ✓ • Implementing new management labor structure, including approximately $14 million in annual savings(1) ✓ ✓ • Optimizing our portfolio by completing lease negotiations for more than 75% of Company-owned restaurants resulting in 3% to 4% in occupancy expense savings over remaining lease terms, as well as permanently closing select restaurants ✓ • Reduced general and administrative expenses by more than 10%, or approximately $10 million ✓ Reduced costs are expected to result in enterprise margin improvement of over 100 basis points during 2022, as revenues approach pre-pandemic levels, while 2021 is expected to be lower primarily due to sales deleverage related to the pandemic and other inflationary costs ✓ (1) Excludes labor savings associated with restaurants closed in 2019 and 2020.

Who We Are: • We believe that nothing brings people together like burgers and fun • For us, that means offering burgers and mainstream favorites in a casual, playful atmosphere Why We Exist: • To create memorable moments connecting family, friends, and fun The People We Serve: • Every day people seeking time with those closest to them • The Red Robin Guest is a robust, diverse, and multi-generational demographic • Focused attention on Gen X, Millennials, and Centennials(1), which currently represent approximately 2/3 of sales and positions us well for future growth What Need We Fulfill: • Our guests share a hunger for moments of connection (1) Gen X includes ages 42-55, Millennials include ages 24-41, Centennials include ages 10-23 Red Robin Has a Compelling Guest Proposition PAGE 7

• New Service Model in TGX • Menu Simplification • "All the Fulls" Campaign focused on Historical Soul of Brand • Growth of off-premise • Staffing, retention and GM tenure in restaurants • Guest facing technology Record guest satisfaction scores ...And we are Investing in our Guest Experience for Future Growth PAGE 8

PAGE 9 Pivot to digital marketing is driving increased guest engagement and online orders • We have seen success and promising trends across our digital channels ◦ Delivery and to-go search terms have improved to best- in-class in both paid search and organic Search Engine Optimization (SEO) ◦ Record website traffic ◦ Highest social and email reach and engagement ◦ Increased ad recall and consideration with online video

We are focused on delivering the brand promise • Service: Leverage TGX to deliver fun and playful service that is tailored/customized to our Guests’ time and occasion. Off-premise and restaurant technology enhancements to develop and implement a seamless and frictionless experience • Menu: We are burgers first and foremost, better than anyone else, with a creative take on traditional. But we also offer other mainstream favorites, like shareable pizza, wings, milkshakes, and beer • Messaging: "All the Fulls" campaign showcases soul of the brand delivering the brand promise – memorable moments connecting family, friends, and fun, connecting Guests where and how they consume media PAGE 10

Accelerating Proven Growth Catalysts to Build on PAGE 11 • Donatos® Roll-out ◦ Approximately 120 locations in 2021 and full system by early 2023 • Growing Off-Premise Channels ◦ To-Go ◦ 3rd Party ◦ Last Mile ◦ Catering • Product Innovation • Red Robin Royalty ◦ Enhanced engagement through segmentation and more precise targeting in 2020 ◦ New loyalty platform to launch in 2021

Continuing the Roll-out of Donatos®, a Win for Guests, Team Members and Shareholders Guest: Fulfills a need and is brand appropriate • Strengthens brand positioning • High satisfaction with quality pizza • Enhances overall menu appeal and value perception • Drives check and incremental visits among current users • Leverages strong demand for off-premise Team Members: Product is well engineered for consistent execution Shareholders: Proven profitable sales catalyst that will deliver significant value creation • Comparable restaurant revenue improvement of at least 400 bps in 2021 at affected restaurants • Capital of $145K, pre-opening expense of $12K per restaurant, and 3-4 year payback period • Incremental marketing spend of $30K per restaurant in first year • Incremental gross margin of approximately $45K per year per restaurant in second year and beyond PAGE 12

Future with Donatos® (Video) PAGE 13

PAGE 14 Our Robust Loyalty Program Allows us to Engage Guests Through Relevant and Personalized Content and Offers • Red Robin loyalty program drives incremental visits through targeted marketing to our loyalty members based on purchasing history ◦ One of the largest loyalty programs in CDR, with 9.4 million members ◦ Sent fewer, more targeted emails/SMS that led to best ever engagement levels ◦ Annual opportunity for at least $4M in revenue if only 3% of loyalty members visit one more time

We Have a Balanced Capital Allocation Strategy • Implementing Donatos® pizza in approximately 120 restaurants in 2021 • Investing in digital guest and operational technology solutions, off-premise execution and new restaurant prototype • Continuing to reinvest in maintaining our restaurants and infrastructure with maintenance and systems capital • Ongoing de-leveraging • Enhanced liquidity through $49 million cash tax refund and $30 million ATM offering • $161.5 million revolver provides capital allocation flexibility PAGE 15

… And a Strong Independent Board with a Diverse Skill Set 5 new independent Directors recently added 9 of 10 Directors are independent (all but CEO) 4 years average director tenure 6 current and former CEOs / CFOs 3 female Directors 2 committees chaired by female Directors PAGE 16

We Are Highly Confident in Our Future • Structurally improved our restaurant and enterprise level margins and expect over 100 bps of improvement during 2022, as revenues approach pre-pandemic levels • Embedded new service model (TGX) and rationalized menu, resulting in improved operational execution and highest ever Guest satisfaction scores • Continuing the roll-out of Donatos®, a proven growth catalyst, which we will bring to bear on the business over the next two to three years • Proven ability to drive significant off-premise growth • Investing in our future PAGE 17